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                                                                EXHIBIT 23.2



                        CONSENT OF INDEPENDENT AUDITORS


We consent to the reference of our firm under the captions "Selected Financial Data" and "Experts" and to the use of our report dated February 19, 1997 with respect to the Combined financial statements of Racing Champions Limited Group, in the Registration Statement (Form S-1 No. 333-22493) and related Prospectus of Racing Champions Corporation for the registration of 5,000,000 shares of its common stock.


Hong Kong

May 9, 1997                               s/ Ernst & Young